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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 14, 2002

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

              DELAWARE                   000-26667                     75-2057054
      (STATE OF INCORPORATION)     (COMMISSION FILE NO.)     (IRS EMPLOYER IDENTIFICATION NO.)
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                              650 SOUTH ROYAL LANE
                                    SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -        Certification of Period Report by the Chief Executive
                  Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

99.2     -        Certification of Period Report by the Chief Financial
                  Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of James R. Ridings, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of Kathleen B. Oher, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission (the "SEC") the filing of our Quarterly Report on Form 10-Q for the f quarter ended September 30, 2002, filed with the SEC on November 14, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRAFTMADE INTERNATIONAL, INC.


Date: November 14, 2002                 By:  /s/ Kathleen B. Oher
                                            -----------------------------------
                                            Kathleen B. Oher
                                            Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

   99.1 -     Certification of Period Report by the Chief Executive
              Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

  99.2  -     Certification of Period Report by the Chief Financial
              Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.